United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 23, 2015

UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)

562.552.9400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
November 23, 2015

Item 2.02.	Results of Operations and Financial Condition

The information included below under Item 7.01, including the Exhibit described therein, is hereby incorporated by reference in its entirety to this Item 2.02.

The information under this Item 2.02, including the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Section. The information contained in the News Release shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Results of Operations and Financial Condition

UTi issued a news release dated November 23, 2015, which we refer to as the News Release, announcing its plans to disclose its fiscal third quarter financial results for the period ended October 31, 2015 solely in its Quarterly Report on Form 10-Q.

The News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of the Section. The information contained in the News Release shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 8.01.	Other Events

In the News Release, UTi also announced that it has established a record date of December 3, 2015 for a special meeting (the “Special Shareholders Meeting”) of the holders of the ordinary shares of the Company, no par value (the “Ordinary Shares”), and the holders of Class A Preference Shares of the Company, no par value (the “Convertible Preference Shares”), voting on an as-converted basis. The Special Shareholders Meeting will be held on January 14, 2016.  At the Special Shareholders Meeting, the holders of Ordinary Shares and Convertible Preference Shares (voting on an as-converted basis) will be asked to consider the previously announced Merger Agreement, dated as of October 9, 2015 (including a form of the plan of merger (the “Plan of Merger”) attached thereto, the “Merger Agreement”) UTi entered into with DSV A/S, a Danish corporation (“DSV”) and Louvre Acquisitionco, Inc., a company incorporated under the laws of the British Virgin Islands and an indirect wholly-owned subsidiary of DSV (“Merger Sub”) pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly-owned subsidiary of DSV. At the Special Shareholders Meeting, the holders of Ordinary Shares and Convertible Preference Shares (voting on an as-converted basis) will vote on, among other things, a proposal to approve and adopt the Merger, the Merger Agreement, the Plan of Merger and the other transactions contemplated thereby.

UTi also has established a record date of December 3, 2015 for a special class meeting (the “Special Class Meeting”) of the holders of the Ordinary Shares, excluding the Ordinary Shares owned by the Company’s largest shareholder and excluding the Convertible Preference Shares voting on an as-converted basis.  At the Special Class Meeting, the holders of Ordinary Shares (other than the Company’s largest shareholder) will be asked to consider and vote on a proposal to approve and adopt the Merger, the Merger Agreement, the Plan of Merger and the other transactions contemplated thereby. The Special Class Meeting will also be held on January 14, 2016 immediately following the conclusion of the Special Shareholders Meeting. A copy of the News Release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	News Release dated November 23, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The News Release includes forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Among other things, these forward-looking statements may include statements regarding the proposed merger between the Company and DSV A/S (“DSV”).  The Company’s actual results may differ materially from those described in forward-looking statements. Such statements are based on current expectations of the Company’s performance and are subject to a variety of factors, some of which are not under the control of the Company, which can affect the Company’s results of operations, liquidity or financial condition.  Factors that might cause or contribute to a material difference include, but are not limited to, the risks in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those listed in Item 1A “Risk Factors” in its annual report on Form 10-K relating to the fiscal year ended January 31, 2015 filed with the SEC, those risks discussed in the preliminary proxy statement  filed with the SEC on November 9, 2015, and the following: the Company has incurred losses for each of the last three fiscal years and during the three and six months ended July 31, 2015 and such losses are expected to continue; the Company’s ability to maintain sufficient liquidity and capital resources to fund its business and to generate sufficient cash to service its debts and other obligations; the Company’s ability to refinance its indebtedness when it comes due, including near term maturities; the Company’s ability to accurately predict its future business results and liquidity; risks associated with the Company’s clients, including delays or the inability by such clients to pay the Company; the risk that the Company may not be able to achieve its expected working capital improvements; volatility with respect to global trade; global economic, political and market conditions and unrest, including those in Africa, Asia Pacific and Europe; volatile fuel costs; transportation capacity, pricing dynamics and the Company’s ability to secure space on third party aircraft, ocean vessels and other modes of transportation; changes in interest and foreign exchange rates, particularly with respect to the South African rand and the Euro; material interruptions in transportation services; risks of international operations; risks that the carrying values of the Company’s assets might be impaired; risks associated with, and the potential for penalties, fines, costs and expenses the Company may incur as a result of an investigation by the government of Brazil into the international air freight and air cargo transportation industry; risks of adverse legal judgments or other liabilities not limited by contract or covered by insurance; risks associated with the pending securities class action lawsuit and pending investigation by the SEC; the Company’s ability to retain clients while facing increased competition; disruptions caused by epidemics, natural disasters, conflicts, strikes, wars and terrorism; the impact of changes in the Company’s effective tax rates; the Company’s ability to maintain effective disclosure controls and procedures and effective internal control over financial reporting; the other risks and uncertainties described herein and in the Company’s other filings with the SEC; and other factors outside the Company’s control. Other risks and uncertainties include the timing and likelihood of completion of the proposed merger between the Company and DSV, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could cause the parties to abandon the transaction; the possibility that the Company will not receive the required ordinary shareholder approvals; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Because the information herein is based solely on data currently available, it is subject to change as a result of changes in conditions over which the Company has no control or influence, and should not therefore be viewed as assurance regarding the Company’s future performance. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving DSV and the Company will be submitted to the Company’s shareholders for their consideration.  In connection with the proposed transaction, the Company has filed relevant materials with the SEC, including the Company’s proxy statement in preliminary form.  The Company intends to file a definitive proxy statement and mail it to its shareholders.  This communication is not intended to be, and is not, a substitute for such filings or for any other document that DSV or the Company may file with the SEC in connection with the proposed transaction.  SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PRELIMINARY PROXY STATEMENT, AND THE COMPANY’S DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, CAREFULLY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by DSV or the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from the Company by going to its investor relations page on its corporate web site at www.go2uti.com.

PARTICIPANTS IN THE SOLICITATION

DSV, the Company, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information about the Company’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on May 13, 2015, and in the preliminary proxy statement filed by the Company on November 9, 2015.  These documents are available free of charge from the SEC and by going to the Company’s investor relations page on its corporate web site at www.go2uti.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials DSV and the Company file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: November 23, 2015	By:	/s/ Lance E. D’Amico
Name: Lance E. D’Amico
Title: Executive Vice President and Chief Administrative Officer